UNITED STATES	OMB APPROVAL
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 29, 2017

DOYEN ELEMENTS, INC.

(Exact name of registrant as specified in its charter)

Nevada	024-10707	47-5326352
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1880 Office Club Pointe Suite 1240 Colorado Springs CO 80920

Registrant’s telephone number, including area code (855) 369-3687

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [  ]

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and which describe the Company’s future plans, strategies, and expectations, are generally identifiable by use of the words “may”, “will”, “should”, “expect”, “anticipate”, estimate”, “believe”, “intend” or “project”, or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass. The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 22, 2017, the Registrant entered into an Investor Relations Program Agreement with YES INTERNATIONAL for one year. YES INTERNATIONAL (YES) will distribute all appropriate documents, news releases, specialty items, press kits, corporate videos, digital media and other information to the North American and international investment communities under the supervision, guidance and approvals of Doyen Elements Inc. (DOYEN). YES will be paid a monthly fee of Three Thousand, Eight Hundred Dollars ($3800.00), until December 21, 2018.

ITEM 8.01. OTHER EVENTS

On December 22, 2017, Geoffrey Thompson, an ex-employee of Doyen Elements Inc., filed a complaint in the Eighth Judicial District Court of Clark County Nevada against Doyen Elements Inc., Cynthia Boerum and Jeff Hranicka, seeking to rescind his Retirement Agreement.

Item 9.01 EXHIBITS.

10.5	YES INTERNATIONAL Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: December 29, 2017

DOYEN ELEMENTS, INC. [Registrant]

By:	/s/ Cynthia Boerum
Cynthia Boerum, Chairman, Chief Executive Officer and Chief Financial Officer